EXECUTION VERSION
FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August __, 2013, among IMATION CORP., a Delaware corporation (“Imation”), IMATION ENTERPRISES CORP., a Delaware corporation (“Enterprises”) (each of Imation and Enterprises being referred to herein as a “US Borrower” and together as the “US Borrowers”), IMATION EUROPE B.V., a company organized under the laws of the Netherlands with a corporate seat in Amsterdam, the Netherlands (the “European Borrower” and together with the US Borrowers, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer.
RECITALS
A.    The Borrowers, the Lenders, and the Administrative Agent are party to the Amended and Restated Credit Agreement dated as of August 3, 2010 (as amended by the First Amendment dated as of June 28, 2011, the Second Amendment and Consent dated as of December 29, 2011, the Third Amendment dated as of May 18, 2012, the Fourth Amendment and Consent to Credit Agreement and First Amendment to Amended and Restated Guaranty dated as of April 12, 2013, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrowers.
B.    The Borrowers have requested that the Administrative Agent and the Lenders agree to an amendment with respect to the Credit Agreement as set forth below, and, subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such request of the Borrowers.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including, without limitation, in the introductory paragraph and the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Amendment). “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), the Guarantor Consent and each certificate and other document executed and delivered by the Borrowers or any Guarantor pursuant to Section 4 hereof.

2.Interpretation.     The rules of interpretation set forth in Sections 1.02 - 1.10 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3.Credit Agreement Amendment. Section 8.01(e) of the Credit Agreement is hereby amended by deleting clause (i)(A) thereof in its entirety and replacing it with the following: “(A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate outstanding principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or”.

Each of the Loan Parties acknowledges and agrees that its obligations under the Loan Documents are, effective as of the Effective Date, modified as necessary to accommodate the amendment of the Credit Agreement pursuant hereto.

4.Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date such conditions are satisfied, the “Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Required Lenders and the Borrowers;

(b)the Administrative Agent shall have received counterparts of the Guarantor Consent (substantially the form attached hereto as Exhibit A) executed by each Guarantor;

(c)the Administrative Agent shall have received a certificate of a Responsible Officer of each Borrower, certifying (i) that there has been no change to such Borrower’s Organization Documents, other than as attached to the certificate, since true and complete copies of the same were delivered to the Administrative Agent on May 18, 2012 or February 28, 2013, as applicable and (ii) that there has been no change to the titles, names and signatures of each Person authorized to sign the Loan Documents since an incumbency certificate of such Borrower was delivered to the Administrative Agent on May 18, 2012 or February 28, 2013, as applicable (the Administrative Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Borrower in writing); and

(d)the Borrowers shall have paid all fees and expenses to be paid to the Administrative Agent pursuant to the Credit Agreement and the other Loan Documents, including without limitation, all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the reasonable fees and expenses of Winston & Strawn LLP.

5.Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrowers, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

6.Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b)The execution, delivery and performance by each Borrower of this Amendment and each other document executed in connection herewith, and by each Guarantor of the Guarantor Consent and each other document executed in connection herewith, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)The Amendment Documents constitute the legal, valid and binding obligation of each Borrower and each Guarantor, as applicable, and are enforceable against each Borrower and each Guarantor, as applicable, in accordance with their respective terms, without defense, counterclaim or offset.

(d)All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date.

(e)Each Borrower is entering into this Amendment and each Guarantor is entering into the Guarantor Consent on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

7.Miscellaneous.

(a)This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(b)THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c)This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

(d)This Amendment, together with the other Amendment Documents, the Credit Agreement and the Guaranty, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(f)Each Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(g)This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
IMATION CORP., as a Borrower

By:     _________________________________

Name:     Paul R. Zeller

Title:	Senior Vice President and Chief Financial Officer

IMATION ENTERPRISES CORP., as a Borrower

By:     _________________________________

Name:     Paul R. Zeller

Title:	Senior Vice President and Chief Financial Officer

IMATION EUROPE B.V., as a Borrower

By:     _________________________________

Name:     Joseph V. Gote
Title:     Director

[Fifth Amendment to Credit Agreement - Imation]

BANK OF AMERICA, N.A., as Administrative Agent

By:     _________________________________

Name:     Jason Riley
Title:     Senior Vice President - Business Capital

BANK OF AMERICA, N.A., as L/C Issuer and as a Lender

By:     _________________________________

Name:     Jason Riley
Title:     Senior Vice President - Business Capital

[Fifth Amendment to Credit Agreement - Imation]

JPMORGAN CHASE BANK, N.A., as a Lender

By:     _________________________________

Name:     _________________________________
Title:     _________________________________

[Fifth Amendment to Credit Agreement - Imation]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:     _________________________________

Name:     _________________________________
Title:     _________________________________

[Fifth Amendment to Credit Agreement - Imation]

Exhibit A to THIRD AMENDMENT
Guarantor Consent
Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amendment is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment (together with all prior amendments) and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent’s and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.
IMATION FUNDING CORP., as a Guarantor

By:     __________________________________

Name:     Paul R. Zeller
Title:     Treasurer

IMATION LATIN AMERICA CORP., as a Guarantor

By:     __________________________________

Name:     Paul R. Zeller
Title:     President

MEMOREX PRODUCTS, INC., as a Guarantor

By:     __________________________________

Name:     Paul R. Zeller

Title:	Senior Vice President and Chief Financial Officer

IMN DATA STORAGE LLC, as a Guarantor

By:     __________________________________

Name:     Paul R. Zeller

Title:	Senior Vice President and Chief Financial Officer

[Guarantor Consent for Fifth Amendment to Credit Agreement - Imation]

IMATION HOLDING B.V., as the European Holdco
By:     _________________________________

Name:     _________________________________
Title:     _________________________________

NEXSAN CORPORATION, as a Guarantor
By:     _________________________________

Name:     _________________________________
Title:     _________________________________

NEXSAN TECHNOLOGIES INCORPORATED,
as a Guarantor
By:     _________________________________

Name:     _________________________________
Title:     _________________________________

[Guarantor Consent for Fifth Amendment to Credit Agreement - Imation]